Exhibit 99.1

1 Creating Success by Delivering Solutions Penns Woods Bancorp, Inc. May 2024

2 Forward-Looking Information Certain statements contained in this presentation are forward-looking in nature. These include all statements about PWB’s plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause PWB’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to PWB include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) changes in regulation resulting from or relating to financial reform legislation; and (11) the risk factors identified in PWB’s Annual Report on Form 10-K for the year ended December 31, 2023 and in other filings made by PWB under the Securities Exchange Act of 1934. PWB does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Penns Woods Bancorp, Inc.

3 Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP measures include tangible book value per share and return on average tangible common equity. Management uses these non-GAAP financial measures because this information is commonly utilized by regulators and investors to evaluate financial condition, and is therefore useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures, tangible book value per share and return on average tangible common equity, used in this presentation to the related GAAP measure is included in the appendix to this presentation. Penns Woods Bancorp, Inc.

4 $1.2 $1.3 $1.3 $1.5 $1.7 $1.7 $1.8 $1.9 $2.0 $2.2 $2.2 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024Q1 Company Profile Penns Woods Bancorp, Inc. NASDAQ Ticker: PWOD Market Cap: $143.7 million (5/10/2024) Headquarters: Williamsport, Lycoming County, PA Branch Offices: 24 Total Assets: $2.2 billion Total Gross Loans: $1.9 billion Total Deposits: $1.6 billion Total Equity: $193.5 million Total Assets $ in billions HQ MSA # of Branches Total Deposits ($M) Williamsport, PA 8 $659 Scranton--Wilkes-Barre, PA 8 465 State College, PA 3 167 Lock Haven, PA 2 166 Sunbury, PA 1 50 Lewisburg, PA 1 27 Altoona, PA 1 21 Total 24 $1,554 Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of 6/30/2023.

5 Company Structure Penns Woods Bancorp, Inc. (1983) Jersey Shore State Bank Bank Subsidiary (1934) M-Group DBA The Comprehensive Financial Group (2000) Woods Investment Company, Inc. (1994) United Insurance Solutions, LLC (2017) Woods Real Estate (1984) Luzerne Bank Bank Subsidiary (2013) Penns Woods Bancorp, Inc.

6 Market Area Penns Woods Bancorp, Inc. Primary Areas of Operation • Luzerne, PA (Primary Service Area) • Lycoming, PA – Williamsport, PA • Centre, PA – State College, PA • Clinton, PA • Montour, PA – Danville, PA • Union, PA – Lewisburg, PA • Blair, PA Source: S&P Global Market Intelligence. Jersey Shore State Bank: 16 branches Luzerne Bank: 8 branches

7 Mission Remain a high performing regional community bank Continue creating long-term shareholder value through a combination of Return on Equity and cash dividends to shareholders Grow the bank in a safe, sound, diversified, and profitable manner Be the “best of the best” in financial services Be the “best place to work” Provide exceptional service to our customers in a friendly way Employ the best by attracting and retaining highly motivated professionals Penns Woods Bancorp, Inc. 1 2 3 4 5 6 7

8 116.2% 108.3% 0% 20% 40% 60% 80% 100% 120% PWOD Peers 5.4% 3.3% 8.9% 9.6% PWOD Peers Tangible Book Value (+ Dividends) Growth Track Record Penns Woods Bancorp, Inc. Growth in Economic Value – Since YE 2014 Tangible Book Value “TBV” + Dividends Annual Growth Rates TBV + Dividends CAGR – Since YE 2014 Q1 2024 ROATCE(1) + Dividends Source: S&P Global Market Intelligence. Note: Peer group consists of major-exchange traded U.S. banks with total assets between $1 billion and $3 billion, excluding merger targets and mutuals. (1) ROATCE = Return on Average Tangible Common Equity. PWOD Outperformance of 8% 8.7% 8.3% PWOD Peers 14.3% 12.9% 116.2% 108.9% 0% 20% 40% 60% 80% 100% 120% PWOD Peers 116.2% 108.9% 0% 20% 40% 60% 80% 100% 120% PWOD Peers

9 113bps 142bps PWOD KRX High Quality Deposit Base Penns Woods Bancorp, Inc. Historically Consistent Deposit Base… … Leads to Strength in Times of Turmoil Source: S&P Global Market Intelligence. Note: Peer group consists of the NASDAQ Regional Bank index as of May 2024. Note: Deposit Beta calculated as the change in the Company’s deposit costs as a % of the change in the Fed Fund Rate. (1) Annualized growth figures shown. 32% 38% PWOD KRX 22% 30% PWOD KRX Current Cycle Deposit Beta (2022 – Now) 0.20% 0.17% 0.17% 0.38% 0.85% 1.26% 1.64% 1.89% 2.01% 0.08% 0.12% 0.31% 0.66% 1.09% 1.52% 1.85% 2.10% 2.19% 2022Q1 2022Q2 2022Q3 2022Q4 2023Q1 2023Q2 2023Q3 2023Q4 2024Q1 KRX = NASDAQ Regional Banking Index Stickier Core Deposits Lend to Cushion on Funding Costs in Tense Times Cumulative Cycle Deposit Beta (2015 – Now) Cost of Total Deposits (2022Q1 – Now) 2.82% 2.91% PWOD KRX (6.2%) (14.0%) PWOD KRX Cost of Interest-Bearing Deposits (2024Q1) Non-Interest Bearing Deposit Growth(1) (2023Q1 vs. 2024Q1) Proven Ability to Weather Storms Pre/Post Covid – Cost of Deposits Δ (2019 Year End vs. 2024Q1)

10 0.85% 0.90% 0.79% 0.69% 2021 2022 2023 2024Q1 Financial Summary 2021 – 2024Q1 Penns Woods Bancorp, Inc. Return on Equity (%) Return on Average Assets (%) 9.9% 10.7% 9.8% 8.0% 2021 2022 2023 2024Q1 Earnings Per Share - Basic $2.27 $2.47 $2.34 $2.04 2021 2022 2023 2024Q1 Source: S&P Global Market Intelligence, Company documents. (1) 2024Q1 annualized. Return on Average Tangible Common Equity (%) 10.8% 12.5% 11.0% 8.9% 2021 2022 2023 2024Q1 (1)

11 Value Proposition Franchise Value Capital Balance Sheet Integrity Diversification Expansion Penns Woods Bancorp, Inc. 1 2 3 4 5

12 Value Proposition 1 Franchise Value Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of 6/30/2023. (1) Excludes banks over $50 billion in most recent quarter total assets; MSA: Metropolitan Statistical Area. PWOD Commands Excellent Market Share in the Four Major MSAs It Operates In(1) Williamsport Scranton-Wilkes-Barre State College Lock Haven Company # of Branches Total Deposits ($M) 1 Penns Woods Bancorp Inc. (PA) 8 $659 2 Woodlands Fnl Services Co (PA) 7 506 3 Muncy Columbia Financial Corp. (PA) 8 481 Company # of Branches Total Deposits ($M) 1 Peoples Financial Services 2 8 $2,669 2 Fidelity D & D Bancorp Inc. 1 6 1,628 3 Community Bank System Inc. 2 1 1,315 6 Penns Woods Bancorp Inc. 8 465 Company # of Branches Total Deposits ($M) 1 F.N.B. Corp. 9 $837 2 Kish Bancorp Inc. 5 441 3 Northwest Bancshares, Inc. 4 301 5 Penns Woods Bancorp Inc. 3 167 Company # of Branches Total Deposits ($M) 1 Penns Woods Bancorp Inc. 2 $166 2 First Commonwealth Financial 3 148 3 F.N.B. Corp. 2 126 Penns Woods Bancorp, Inc.

13 Loan and Deposit Portfolio Composition Penns Woods Bancorp, Inc. Loan Composition Deposit Composition Commercial, Financial, and Ag. 12% Resi 43% CRE 29% Construction 2% Auto 13% Other 1% Non-Interest Bearing 29% Savings 13% NOW 13% Money Market 19% Time Deposits 18% Brokered CDS 8% Yield on Total Loans: 5.20 % CRE / TRBC: 257 % Cost of Interest Bearing Deposits: 2.82 % Cost of Total Deposits: 2.01 % Cost of Funds: 2.51% 2024Q1 2024Q1 Source: Company documents.

14 $335 $449 $494 $519 $471 $471 $177 $210 $236 $248 $219 $221 $219 $288 $366 $373 $215 $208 $216 $284 $319 $271 $299 $300 $378 $264 $205 $146 $260 $292 $125 $126 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2019 2020 2021 2022 2023 2024Q1 Noninterest Bearing Savings NOW Money Market Time Deposits Brokered CDS Loan and Deposit Portfolio Composition, Continued Penns Woods Bancorp, Inc. Total Loans Total Deposits $156 $165 $163 $190 $213 $222 $623 $590 $596 $708 $799 $804 $363 $373 $447 $501 $532 $534 $38 $39 $37 $43 $40 $38 $23 $20 $9 $10 $10 $10 $151 $156 $139 $186 $244 $246 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2019 2020 2021 2022 2023 2024Q1 Commercial R/E Residential R/E Commercial R/E Construction Installment Automobile $1,354 $1,392 $ in millions $ in millions $1,324 $1,621 Source: Company documents. $1,639 $1,839 $1,494 $1,619 $1,343 $1,854 $1,556 $1,589

15 $112 $185 9.3% 8.3% $1.25 $1.28 7.9% 5.6% Capital Tier 1 Capital ($M) Value Proposition Long-term track record of building capital while providing strong shareholder returns Cash Dividend as a % of Tangible Capital(2) Source: S&P Global Market Intelligence, Company documents. (1) 2024Q1 annualized. (2) Cash Dividend as a % of Tangible Capital defined as Cash dividends per share / average tangible book value per share. Cumulative Cash Dividends Since ‘14: $13.93 p/share 85% return on 2014 TBV Penns Woods Bancorp, Inc. Tier 1 Leverage Ratio Cash Dividends per Share 2 (1)

16 0.5% 1.3% 2.8% PWOD Pennsylvania Banks All Banks Value Proposition Cumulative Net Charge-offs / Avg. Loans Balance Sheet Integrity 2019 – 2024Q1 2014 – 2024Q1 Source: S&P Global Market Intelligence, Company documents. (1) All banks currently operating, acquired, and defunct companies. (2) Annualized NCO data. Penns Woods Bancorp, Inc. (1) 1.0% 2.3% 5.3% PWOD Pennsylvania Banks All Banks (1) 3 0.05% 0.02% 0.03% (0.03%) 0.04% 0.03% (0.11%) 0.01% (0.05%) 0.08% 2020 2021 2022 2023 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Net Charge-offs (Recoveries) / Avg. Loans $9,122 $5,389 $3,615 $998 $4,509 0.50% 0.28% 0.18% 0.05% 0.20% 2020 2021 2022 2023 2024Q1 Nonaccrual Loans ($000) For the Years Ended For the Quarters Ended (2) $9,122 $5,389 $3,615 $3,551 $3,156 0.50% 0.28% 0.18% 0.17% 0.15% 2020 2021 2022 Q1 '23 Q2 '23 Nonaccrual Loans Nonaccrual Loans / Assets

17 50% 27% 8% 0% 3% 12% Consumer Net Interest Income Commerical Net Interest Income Other Net Interest Income Mortgage Banking Service Charges on Deposits Insurance & Other Fee Income $0.3 $0.4 $0.4 $0.4 $0.4 $0.5 $0.5 $0.6 $0.5 $0.6 $0.7 Value Proposition 4 Diversification Total Revenue(1) 2024Q1 Source: S&P Global Market Intelligence. (1) Net Interest Income items estimated based on overall cost of funds for PWOD of 2.51%. 5 Expansion $0.9 $1.0 $1.0 $1.1 $1.3 $1.2 $1.3 $1.4 $1.5 $1.6 $1.6 Total Assets ($bn) Fee Income / Total Revenue: 15% PWOD has demonstrated successful execution of M&A and the ability to grow its bank subsidiaries organically while maintaining a low risk profile and high returns to shareholders Fee Income + Consumer Income / Total Revenue: 65% Penns Woods Bancorp, Inc.

18Penns Woods Bancorp, Inc. Strategies for a Successful Future Leverage Holding Company Structure Emphasis on “E” Delivery Channels Re-Engineering Company Remain Different From Our Peers Strive for Excellence

19 18.3 24.1 25.1 24.2 26.5 27.0 2019 2020 2021 2022 2023 2024Q1 1.3 2.0 2.4 5.7 7.6 7.9 2019 2020 2021 2022 2023 2024Q1 42.5 45.2 50.1 58.0 51.2 58.3 2019 2020 2021 2022 2023 2024Q1 Delivery Channel Changes Penns Woods Bancorp, Inc. Estatement Accounts Internet Banking Accounts Customer Utilization of Mobile Deposit Accounts in thousands Source: Company documents.

20Penns Woods Bancorp, Inc. Future Holding Company Structure Penns Woods Bancorp, Inc. Holding Company Western Region (Brand to be Determined) Blair, Cambria, Clearfield and Huntingdon Counties Jersey Shore State Bank Lycoming, Clinton, Centre, Montour, Union, Columbia, Snyder and Northumberland Counties Luzerne Bank Luzerne, Lackawanna and Wyoming Counties Northern Region (Brand to be Determined) Bradford, Tioga and Susquehanna Counties Southern Region (Brand to be Determined) Lehigh, Lebanon, Dauphin and Perry Counties

21 Strong Financial Management Penns Woods Bancorp, Inc. Culture & People Quality Loan Growth Core Deposit Growth Capital Earnings Tax Management Investment Portfolio

22 Selected Financial Data Penns Woods Bancorp, Inc. Source: Company documents. (In Thousands) 2024 2023 2023 2022 2021 2020 2019 RESULTS OF OPERATIONS Net interest income $ 13,746 $ 14,298 $ 54,964 $ 57,780 $ 49,718 $ 48,223 $ 50,815 Provision (recovery) for credit losses 138 7 1 (1,479) 1,910 640 2,625 2,735 Non-interest income 2,462 2,257 8,375 8,713 11,669 12,168 10,452 Non-interest expense 11,623 10,898 44,496 42,998 40,905 39,068 39,708 Income before income taxes 4,447 5,586 20,322 21,585 19,842 18,698 18,824 Income tax expense 639 928 3,714 4,163 3,794 3,474 3,138 Consolidated net income 3,808 4,658 16,608 17,422 16,048 15,224 15,686 Earnings attributable to noncontrolling interest - - - - 1 5 1 8 1 4 Net income attributable to PWB $ 3,808 $ 4,658 $ 16,608 $ 17,422 $ 16,033 $ 15,206 $ 15,672 FINANCIAL CONDITION Assets $ 2,210,116 $ 2,065,143 $ 2,204,809 $ 2,000,080 $ 1,940,809 $ 1,834,643 $ 1,665,323 Liabilities 2,016,599 1,891,173 2,013,253 1,832,415 1,768,535 1,670,497 1,510,341 Shareholders' equity 193,517 173,970 191,556 167,665 172,274 164,146 154,982 Loans, gross 1,855,347 1,700,023 1,839,764 1,639,731 1,392,147 1,344,327 1,355,544 Allowance for credit losses 11,542 11,734 11,446 15,637 14,176 13,803 11,894 Investment securities 211,777 217,009 216,390 213,986 182,229 178,966 163,459 Goodwill 16,450 16,450 16,450 16,450 17,104 17,104 17,104 Intangible assets 184 292 210 327 480 671 898 Non-interest bearing deposits 471,451 502,352 471,173 519,063 494,360 449,357 334,746 Interest bearing deposits 1,147,111 1,136,483 1,118,320 1,037,397 1,126,955 1,045,086 989,259 Borrowings 372,978 229,840 398,524 256,132 131,710 158,719 166,840 At or For the Three Months Ended March 31 At or For the Year Ended December 31

23 Per Share Metrics Penns Woods Bancorp, Inc. $2.23 $2.16 $2.27 $2.47 $2.34 $2.04 2019 2020 2021 2022 2023 2024Q1 Earnings Per Share - Basic Tangible Book Value per Share $19.45 $20.75 $21.88 $21.38 $23.29 $23.50 2019 2020 2021 2022 2023 2024Q1 Source: Company documents. (1) 2024Q1 annualized. (1)

24 Non -GAAP Reconciliation Penns Woods Bancorp, Inc. Source: S&P Global Market Intelligence, Company documents. (1) Tax affected with each respective year’s statutory corporate tax rate. At or For the Fiscal Year At or For the Three Months Ended December 31, Ended March 31, 2019 2020 2021 2022 2023 2023Q1 2024Q1 Total Common Equity $154,960 $164,142 $172,274 $167,665 $191,556 $173,970 $193,517 Goodwill 17,104 17,104 17,104 16,450 16,450 16,450 16,450 Other Intangibles 898 671 480 327 210 292 184 Less: Total Intangible Assets 18,002 17,775 17,584 16,777 16,660 16,742 16,634 Tangible Common Equity $136,958 $146,367 $154,690 $150,888 $174,896 $157,228 $176,883 Net Income $15,672 $15,206 $16,033 $17,422 $16,608 $4,658 $3,808 Plus: Amortization of Intangibles & Goodwill Impairment(1) 209 179 151 638 9 2 2 8 2 1 Average Tangible Common Equity 132,581 141,644 149,218 144,966 152,007 150,838 172,973 Return on Average Tangible Common Equity 11.98% 10.86% 10.85% 12.46% 10.99% 12.43% 8.85% Total Assets $1,665,323 $1,834,643 $1,940,809 $2,000,080 $2,204,809 $2,065,143 $2,210,116 Goodwill 17,104 17,104 17,104 16,450 16,450 16,450 16,450 Other Intangibles 898 671 480 327 210 292 184 Less: Total Intangible Assets 18,002 17,775 17,584 16,777 16,660 16,742 16,634 Tangible Assets $1,647,321 $1,816,868 $1,923,225 $1,983,303 $2,188,149 $2,048,401 $2,193,482 Tangible Common Equity / Tangible Assets 8.31% 8.06% 8.04% 7.61% 7.99% 7.68% 8.06% Tangible Book Value Per Share $19.45 $20.75 $21.88 $21.38 $23.29 $22.27 $23.50 Common Shares Outstanding 7,040,515 7,052,351 7,070,047 7,056,585 7,508,994 7,059,861 7,525,372